AMENDMENT NUMBER ONE
to the
Guaranty
dated as of July 22, 2003
made by
AAMES FINANCIAL CORPORATION
in favor of
CITIGROUP GLOBAL MARKETS REALTY CORP.

        This AMENDMENT NUMBER ONE (this “Amendment”) is made as of this 16th day of December, by and between AAMES FINANCIAL CORPORATION (“Guarantor”) and CITIGROUP GLOBAL MARKETS REALTY CORP. (the “Lender”), to the GUARANTY, dated as of July 22, 2003, made by the Guarantor in favor of Lender (the “Guaranty”).

RECITALS

        WHEREAS, Guarantor has requested that Lender agree to the amendments to the Guaranty as set forth herein; and

        WHEREAS, Lender has consented to such amendments to the Guaranty as set forth herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1. Effective as of January 1, 2004, clause (i) of Section 3(b) of the Guaranty is hereby deleted in its entirety and replaced with the following:

"(i) Maintenance of Tangible Net Worth. The Tangible Net Worth of the Guarantor, on a consolidated basis and on any given day, shall be equal to or greater than $60,000,000."

        SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Guaranty.

        SECTION 3. Representations. In order to induce Lender to execute and deliver this Amendment, the Guarantor hereby represents to Lender that as of the date hereof, after giving effect to this Amendment, the Guarantor is in full compliance with all of the terms and conditions of the Guaranty.

        SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Guaranty shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Guaranty or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Guaranty, any reference in any of such items to the Guaranty being sufficient to refer to the Guaranty as amended hereby.

        SECTION 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

        SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, Guarantor and Lender have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES FINANCIAL CORPORATION, Guarantor

By:_________________________________________________________ Name:_______________________________________________________ Title:________________________________________________________

CITIGROUP GLOBAL MARKETS REALTY CORP., Lender

By:_________________________________________________________ Name:_______________________________________________________ Title:________________________________________________________